SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 11, 2001


                   SAN DIEGO SOCCER DEVELOPMENT CORPORATION
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


                                   California
                   ----------------------------------------
                 (State or other jurisdiction of incorporation)


           000-27487                                      33-0770631
--------------------------------              ---------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)


             3803 Mission Boulevard Suite 290
                  San Diego, California                    92109
             --------------------------------              -----
         (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code:      (858) 581-2120


             3803 Mission Boulevard Suite 290
                  San Diego, California                    92109
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On April 12, 2001 the Board of Directors of San Diego Soccer Development Corporation unanimously resolved that the San Diego Flash soccer team will not participate in the A-League_ soccer league during the 2001 soccer season due to lack of adequate financial resources.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 11, 2001

                                     SAN DIEGO SOCCER DEVELOPMENT CORPORATION


                                     /s/  Yan Skwara
                                     ---------------
                                     By:  Yan Skwara
                                     Its: Chief Executive Officer and Director